UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2007

PROTOCALL TECHNOLOGIES INCORPORATED
(Exact Name of Registrant as Specified in Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

0-51111	41-2033500
(Commission File Number)	(IRS Employer Identification No.)

47 MALL DRIVE
COMMACK, NEW YORK	11725-5717
(Address of Principal Executive Offices)	(Zip Code)

(631) 543-3655
(Registrant's telephone number, including area code)

N/A
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 31, 2007, Protocall Technologies Incorporated issued a press release announcing unaudited revenue for the second quarter ended June 30, 2007. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K.

The information being furnished in this Item 2.02, and in Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, whether filed before or after the date hereof, regardless of any general incorporation language in any such filing, unless the registrant expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	News Release of Protocall Technologies Incorporated dated July 31, 2007, discussing unaudited revenue for second fiscal quarter ended June 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2007

PROTOCALL TECHNOLOGIES INCORPORATED

By:	/s/ Bruce Newman
Bruce Newman
Chief Executive Officer